                  -------------------------------------------------------------
                                               SALOMON BROTHERS

                                               2008 WORLDWIDE DOLLAR

                                               GOVERNMENT TERM TRUST INC

                                               INTERIM REPORT

                                    --------------------------------------------
                                               OCTOBER 31, 1995
                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                                --------------------------------

  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

December 26, 1995

Dear Shareholders:

During the quarter ended October 31, 1995, the net asset value for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") increased from $7.57 per share at July 31, 1995 to $7.87 per share at October 31, 1995. Dividends of $0.219 per share were paid to shareholders during the quarter. Assuming that these dividends were reinvested in additional shares of the Trust, the net asset value return for the quarter ended October 31, 1995, was 7.01%, compared to a 5.09% return for the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging market debt, and a 2.72% return for the Salomon Brothers Mortgage Index, which we use as a measure of the return of the overall market for mortgages. At October 31, the Trust's stock traded at $8.125 per share, up $0.25 per share from July 31, representing a 3% premium to the underlying net asset value of $7.87 per share.

Investments in securities of emerging market issuers totaled 55.5% of total assets at the end of the quarter, up from 53.4% at the beginning of the quarter. Approximately 33.1% of the Trust's total assets were invested in mortgage-backed pass through securities and 5.4% of the Trust's total assets were invested in planned-amortization class interest-only mortgage-backed securities, commonly referred to as PAC IO'S. The combination of mortgage pass-throughs and PAC IO'S represented 38.5% of the Trust's total assets at October 31, which is slightly more than last quarter's mortgage-backed exposure which stood at 38.0% of total assets. The remainder of the Trust's portfolio is invested in zero-coupon municipal bonds. This allocation has not changed over the course of the quarter.

MARKET OVERVIEW

The fiscal quarter ended October 31, 1995 saw continued recovery in emerging market debt after the dismal first calendar quarter of 1995. The decline of U.S. interest rates and continued economic and structural reform momentum developing in Brazil led to continued upward momentum in bond prices. The market, after its 5.09% return in the quarter ended October 31, 1995, returned 2.90% in November.

Spreads for the Salomon Brothers Brady Bond Index above U.S. Treasuries widened modestly from 1,076 basis points at the beginning of the quarter to 1,089 basis points at October 31.

PORTFOLIO REVIEW

U.S. dollar-denominated bonds of the Republic of Brazil remain the largest holding of the portfolio, totaling 11.8% of total assets. Brazilian Brady Bonds were the top performing component of the Salomon Brothers Brady Bond Index during the fiscal quarter. The key to Brazil's economic and credit quality improvement in 1995 has been the credibility of its new currency, the Real, and the ability of Brazil's monetary policy to drastically reduce inflation. Inflation is expected to total 15% in 1995, down from 1,094% in 1994. After initiating a strong burst of consumption upon the introduction of the new currency in July 1994, the central

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

bank has used high interest rates to bring economic growth rates down in the later part of 1995, reducing inflationary pressures.

The key to Brazil's performance going forward, however, is fiscal policy and the ability to reduce government expenditures, principally social spending, and to privatize business to pay down government debt. With high real interest rates, domestic debt levels are increasing substantially, although external debt remains at reasonable levels. The risk in Brazil is that the political will to downsize the government and sell off state owned companies will diminish. We view the momentum of developments in Brazil as positive, and feel that Brazilian external debt represents an acceptable level of risk.

Obligations of the Republic of Argentina constitute 10.4% of the Trust's total assets. Argentine debt experienced substantial volatility during the quarter due to worries that Finance Minister Domingo Cavallo would resign. Cavallo is the architect of Argentina's convertibility program, which is responsible for the sharp decline in inflation in Argentina, and is believed by the investment community to be the key to Argentina's continued stability. Although we do not expect Cavallo to resign, we believe Argentina's economic management team is deeper than one man and that the country will continue to improve in its credit characteristics even if Cavallo were to depart. We expect to continue to maintain a large exposure to Argentina.

Venezuelan government bonds represent 7.5% of the Trust's total assets. During the quarter, Venezuela began discussions with the International Monetary Fund
(IMF) regarding economic reforms. The markets' reaction to this news was positive, but we believe an IMF agreement will not be in place before the first quarter of 1996. While the uncollateralized Venezuelan bonds, under current market conditions, have the most upside potential given their pure sovereign risk, we have over 85% of our Venezuelan exposure in collateralized bonds, consistent with the Trust's focus. These bonds do not offer as high a yield as their uncollateralized counterparts, yet their yield is still high relative to debt of other countries. The Trust's investments in collateralized bonds also provide some downside protection in the form of the zero-coupon U.S. Treasury collateralization of the principal portion of the bonds.

The Trust's fourth largest holding is in bonds of the Republic of Poland, which represents 7.2% of the Trust's total assets. Poland has shown remarkable economic advancements during 1995 and we expect Poland to develop into a major European economic force. Poland was the first Brady Bond issuing country to receive an investment grade rating, Baa3 by Moody's Investors Service, Inc. We expect that large investment grade bond buyers will focus increasingly on Poland.

U.S. dollar-denominated bonds of Ecuador have grown to be the fifth largest position in the Trust during the past six months. Ecuador has experienced significant political volatility since the spring, including Vice President Dahik's fleeing of the country amid corruption charges. We have viewed this volatility as a buying opportunity and remain favorable on Ecuador as a credit.

At October 31, 1995, 38.5% of the Trust's total assets were allocated to mortgage-backed securities. The majority of the portfolio's mortgage-backed securities are invested in pass-through securities from the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae"). These issues have historically offered

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

higher yields versus U.S. Treasuries. The remainder of the portfolio's mortgage-backed securities are invested in PAC IO'S. These securities have short expected average lives, prepayment protection and lower the interest rate sensitivity of the portfolio's mortgage-backed holdings. As interest rates have fallen, the threat of mortgage prepayments has increased. We have therefore sold some of our higher-coupon pass-throughs and purchased lower-coupon pass-throughs which have historically been less sensitive to increasing prepayments.

The Trust's allocation to zero-coupon municipal securities remains unchanged and currently stands at 4.6% of total assets.

We continue to believe a diversified portfolio of emerging market debt and U.S. mortgage-backed instruments can provide meaningful risk adjusted returns over time. While volatility in these markets will remain, the combination of improving fundamentals in many emerging market countries and low inflation in the United States, in our view, bodes well for dollar-based fixed income assets going forward.

ANNUAL SHAREHOLDERS MEETING

The Trust held its annual meeting of shareholders on November 15, 1995. At the meeting, shareholders elected the nominees proposed for election to the Trust's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Trust. The following table provides information concerning the matters voted on at the meeting:

     1. ELECTION OF DIRECTORS

     NOMINEES          VOTES FOR     VOTES AGAINST
---------------------------------------------------
Thomas W. Brock        32,199,974       492,446
Allan C. Hamilton      32,194,296       498,124

     2. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST

VOTES FOR     VOTES AGAINST     VOTES ABSTAINED     UNVOTED
-----------------------------------------------------------
32,185,298       158,799            348,324            1

We appreciate your continued interest in the Trust. A recorded periodic update of the developments affecting the markets in which the Trust invests is available by calling (800) 725-6666.

                                                   Sincerely,



                                                   /s/ MICHAEL S. HYLAND
                                                   -------------------------
                                                   MICHAEL S. HYLAND
                                                   Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1995 (unaudited)

PRINCIPAL
 AMOUNT
  (000)         SOVEREIGN BONDS -- 82.99%                                                            VALUE
  ------------------------------------------------------------------------------------------------------------
                ARGENTINA -- 15.52%
$28,000         Republic of Argentina, Discount Bond, 6.875%*, 3/31/23........................   $  15,802,500
 12,500         Republic of Argentina, FRB, 6.8125%*, 3/31/05.................................       7,445,313
 39,500         Republic of Argentina, Par Bond, 5.00%*, 3/31/23..............................      18,885,937
                                                                                                 -------------
                                                                                                    42,133,750
                                                                                                 -------------
                BRAZIL -- 17.72%
  1,382         Federal Republic of Brazil, C Bond, 8.00%**, 4/15/14..........................         703,188
  9,500         Federal Republic of Brazil, Discount Bond, Series ZL, 6.8125%*, 4/15/24.......       5,664,375
  5,000         Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13............       2,546,875
    713         Federal Republic of Brazil, IDU, 6.6875%*, 1/01/01............................         610,523
  7,000         Federal Republic of Brazil, NMB, 6.875%*, 4/15/09.............................       4,112,500
 71,000         Federal Republic of Brazil, Par Bond, 4.25%*, 4/15/24.........................      34,479,375
                                                                                                 -------------
                                                                                                    48,116,836
                                                                                                 -------------
                BULGARIA -- 6.07%
 16,000         Republic of Bulgaria, Discount Bond, Series A, 6.75%*, 7/28/24................       8,090,000
 30,000         Republic of Bulgaria, FLIRB, Series A, 2.00%*, 7/28/12........................       8,400,000
                                                                                                 -------------
                                                                                                    16,490,000
                                                                                                 -------------
                COSTA RICA -- 1.74%
  9,000         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15..........................       4,725,000
                                                                                                 -------------
                ECUADOR -- 9.25%
 34,000         Republic of Ecuador, Discount Bond, 6.8125%*, 2/28/25.........................      16,915,000
 24,682         Republic of Ecuador, PDI Bond, 6.8125%*,**, 2/28/15...........................       8,206,752
                                                                                                 -------------
                                                                                                    25,121,752
                                                                                                 -------------
                MEXICO -- 5.85%
  4,000         United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                  (including 4,000,000 warrants expiring 6/30/03).............................       2,355,000
 23,000         United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                  (including 23,000,000 warrants expiring 6/30/03)............................      13,541,250
                                                                                                 -------------
                                                                                                    15,896,250
                                                                                                 -------------
                PHILIPPINES -- 4.19%
 15,500         Republic of the Philippines, Par Bond, Series B, 5.75%*, 12/01/17.............      11,377,969
                                                                                                 -------------

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                                                                          PAGE 1

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1995 (unaudited)

PRINCIPAL
 AMOUNT
  (000)         SOVEREIGN BONDS (CONTINUED)                                                          VALUE
  ------------------------------------------------------------------------------------------------------------
                POLAND -- 10.77%
$ 3,000         Republic of Poland, Par Bond, 2.75%*, 10/27/24................................   $   1,331,250
  5,500         Republic of Poland, PDI Bond, 3.75%*, 10/27/14................................       3,544,063
 52,000         Republic of Poland, RSTA Par Bond, 2.75%*, 10/27/24...........................      24,375,000
                                                                                                 -------------
                                                                                                    29,250,313
                                                                                                 -------------
                URUGUAY -- .69%
  3,000         Uruguay, Par Bond, Series A, 6.75%, 2/19/21
                  (including 3,000,000 warrants expiring 2/19/21).............................       1,875,000
                                                                                                 -------------
                VENEZUELA -- 11.19%
 25,000         Republic of Venezuela, Discount Bond, Series A, 6.6875%*, 3/31/20
                  (including 178,500 warrants expiring 3/31/20)...............................      13,250,000
  8,000         Republic of Venezuela, FLIRB, Series A, 6.8125%*, 3/31/07.....................       4,015,000
 20,000         Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                  (including 100,000 warrants expiring 3/31/20)...............................      10,287,500
  5,500         Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                  (including 27,500 warrants expiring 3/31/20)................................       2,829,063
                                                                                                 -------------
                                                                                                    30,381,563
                                                                                                 -------------
                TOTAL SOVEREIGN BONDS (cost $243,165,819).....................................     225,368,433
                                                                                                 -------------
                MORTGAGE-BACKED SECURITIES -- 57.49%
  ------------------------------------------------------------------------------------------------------------
                Federal Home Loan Mortgage Corp.,
 29,000#          Gold, 6.50%, 30 Year (TBA)..................................................      28,157,188
 14,818           Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O).............................         921,522
 27,292           Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O)..............................       3,820,888
 28,758           Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O).............................       2,448,955
 10,681           Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O).............................       1,371,903
 19,979           Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O).............................       2,285,135
 14,335           Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O).............................       1,021,399
                Federal National Mortgage Assoc.,
 78,000#          6.50%, 30 Year (TBA)........................................................      75,684,375
 20,000#          7.50%, 30 Year (TBA)........................................................      20,209,376
 10,000#          8.00%, 30 Year (TBA)........................................................      10,250,000
 17,113           Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O).................       1,211,275
 22,249           Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O).................       2,512,855
 16,829           Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O).................       1,302,433

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PAGE 2

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1995 (unaudited)

PRINCIPAL
 AMOUNT
  (000)         MORTGAGE-BACKED SECURITIES (CONTINUED)                                               VALUE
  ------------------------------------------------------------------------------------------------------------
$13,121           Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O).................   $   1,627,790
 39,351           Trust 1993-202, Class Q 6.50%, 11/25/13, (REMIC) (PAC I/O)..................       3,160,367
  4,448           Trust 1993-209, Class PA, 6.00%, 11/25/99, (REMIC) (PAC I/O)................         113,973
                                                                                                 -------------
                TOTAL MORTGAGE-BACKED SECURITIES (cost $157,785,628)..........................     156,099,434
                                                                                                 -------------
                ZERO-COUPON MUNICIPAL BONDS -- 6.90%
  ------------------------------------------------------------------------------------------------------------
 11,200         Austin, Texas Utility System Revenue, Ser. A, 11/15/08........................       5,583,872
                Edinburg, Texas Cons. Independent School District,
  1,845           2/15/08.....................................................................         957,407
  2,705           2/15/09.....................................................................       1,317,037
                Harris County, Texas,
  5,470           8/15/08.....................................................................       2,763,772
                Texas St. Public Finance Auth. Bldg. Rev.,
 10,535           2/1/08......................................................................       5,478,200
                Westmoreland County, Pennsylvania,
  2,665           Series G, 6/1/08............................................................       1,371,409
  2,515           Series G, 12/1/08...........................................................       1,260,493
                                                                                                 -------------
                TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $18,742,236)..........................      18,732,190
                                                                                                 -------------
                TOTAL INVESTMENTS -- 147.38% (cost $419,693,683)..............................     400,200,057
                                                                                                 -------------
                LIABILITIES IN EXCESS OF OTHER ASSETS -- (47.38%).............................    (128,658,140)
                                                                                                 -------------
                NET ASSETS -- 100%............................................................   $ 271,541,917
                                                                                                  ============
                NET ASSET VALUE PER SHARE ($271,541,917 / 34,510,639 shares of common stock
                  issued and outstanding).....................................................           $7.87
                                                                                                          ----
                                                                                                          ----

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
   # Mortgage dollar roll.
     FLIRB     --  Front Loaded Interest Reduction Bond.
     FRB       --  Floating Rate Bond.
     IDU       --  Interest Due and Unpaid.
     NMB       --  New Money Bond.
     PAC I/O   --  Planned Amortization Class -- Interest Only.
     PDI       --  Past Due Interest.
     REMIC     --  Real Estate Mortgage Investment Conduit.
     RSTA      --  Restructured Trade Agreement.
     TBA       --  To Be Announced Security.

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                                                                          PAGE 3

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC


DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON
      Consultant; formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      President;
      Salomon Brothers
      Asset Management Inc


OFFICERS

MICHAEL S. HYLAND
      Chairman and President

STEVEN GUTTERMAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary


SALOMON BROTHERS
2008 WORLDWIDE DOLLAR
GOVERNMENT TERM TRUST INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Investors Bank and Trust Company
      89 South Street, P.O. Box 1537
      Boston, MA 02205-1537

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBG

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock market prices.

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

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